[LOGO]

The Argentina Fund, Inc.
Annual Report

October 31, 1999

A closed-end investment company seeking long-term capital appreciation through investments primarily in the equity securities of Argentine issuers.

[LOGO] The Argentina Fund, Inc.
--------------------------------------------------------------------------------

Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Argentine issuers

Investment characteristics

o    investments in a broad spectrum of Argentine industries

o    non-diversified closed-end investment company

o a vehicle for international diversification through participation in the Argentine economy


General Information
--------------------------------------------------------------------------------

Executive Offices

     The Argentina Fund, Inc.
     345 Park Avenue
     New York, NY 10154

     For Fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

     For account information: 1-800-426-5523

     EquiServe
     Investor Relations Department
     P.O. Box 8200
     Boston, MA 02266-8200

Legal Counsel

     Willkie Farr & Gallagher

Custodian

     Brown Brothers Harriman & Co.

Independent Accountants

     PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- AF


Contents
--------------------------------------------------------------------------------

In Brief ..........................................     3

Letter to Shareholders ............................     3

Investment Summary ................................     6

Portfolio Summary .................................     7

Investment Portfolio ..............................     8

Financial Statements ..............................    11

Financial Highlights ..............................    14

Notes to Financial Statements .....................    15

Report of Independent Accountants .................    18

Tax Information ...................................    19

Dividend Reinvestment and
Cash Purchase Plan ................................    20

Investment Manager ................................    22

Directors and Officers ............................    23


Net Asset Value

The Fund's net asset value is listed in the following publications:

   The Wall Street Journal (Mondays)
   The New York Times
   Barron's
   The Financial Times

--------------------------------------------------------------------------------
This report is sent to the shareholders of The Argentina Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
In Brief
--------------------------------------------------------------------------------

o The performance of Argentina's stock market was hampered by the country's ongoing recession and the concerns that preceded October's presidential elections.

o The Fund's investment strategy focused on rebalancing the portfolio following the tender offer for YPF. We found attractive opportunities in the energy, banking, and consumer staples sectors.

[LOGO] Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholders:

The Argentine stock market has posted modest gains over the past year, with its best performance coming in the first half of the reporting period. During that time, stocks staged a powerful rally on the strength of a benign interest rate environment, an improving macroeconomic outlook in the Mercosur region, and the announcement of the tender offer for YPF shares at a substantial premium to their market price. The Argentine market declined 2.2% in the second half of the fiscal period, however, as political concerns, rising U.S. interest rates, and Ecuador's sovereign debt concerns contributed to lackluster returns across the entire region. Only a few stocks showed strength, and telecommunications shares sold off quite sharply on fears that the opening of the sector to competition at year-end will have a negative impact on earnings. In this environment, net asset value of the fund returned 18.26% over the twelve-month period ended October 31, 1999, and the shares of The Argentina Fund, Inc., quoted on the New York Stock Exchange returned 17.19%. The fund's discount to NAV stood at 26.75% as of October 31.

Investment Environment

Political issues dominated the investment environment over the second half of the reporting period as investors looked ahead to the October 24 presidential elections. Since political transitions in Latin America have frequently been the source of disruptions in the financial markets, the specter of the upcoming elections was a cause for concern throughout much of the period. However, the elections did not produce any indications that the new government is likely to abandon the economic reform efforts that are already underway. An attempt by the Peronist candidate Eduardo Duhalde to discuss the possibility of renegotiating Argentina's sovereign debt frightened market participants and voters alike, and appears to have been a significant factor in his defeat. The presidential election campaign culminated in an overwhelming victory by the opposition alliance candidate, Fernando de la Rua, which helped the opposition pick up much-needed representation in Congress. While President-elect De la Rua has said little about the priorities of his administration since he won the election, investors are anticipating a continuation of the current economic regime and an ongoing commitment to convertibility. However, it is likely that an increased emphasis on the need to instill a greater level of confidence among consumers and business leaders will be required in order to re-ignite economic growth. We feel that the quiet passing of the elections is likely to have a positive impact on stock prices by removing a degree of uncertainty from the markets.

Another contributing factor to the stock market's lackluster performance over the second half of the fund's fiscal period was Argentina's inability to pull itself out of the depths of its recession. Industrial production continued to decline throughout 1999, and it appears that the economy is only now beginning to turn upward. Unlike virtually all of its Latin neighbors,

[LOGO] The Argentina Fund, Inc.
Letter to Shareholders
--------------------------------------------------------------------------------

Argentina has suffered from deflation all year. While some might argue that the link of the peso to the U.S. dollar has hurt Argentine competitiveness, it is virtually impossible to conclude that any movement away from convertibility would be productive. Over 50% of Argentine exports are commodities and are therefore dollar-based. A full 35% of exports come from the agricultural sector, which has seen no improvement in the pricing environment. While almost half of Argentina's exports go to Latin America, almost 37% of all trade is with Europe, Asia, and the United States, and is comprised of different goods than that which the country trades with its Latin American competitors. As a result, any devaluation would be unlikely to have the same impact on the export sector as it did in Brazil in 1999 and Mexico in 1995. A devaluation would also have an immediate negative effect on the domestic sector, given the large number of contracts that are linked to dollars as well as the high level of dollar-denominated debt at many corporations.

We believe that the solution to Argentina's economic difficulties is an expansion of credit. While this did not occur in 1999 due to the political and economic uncertainties mentioned above, there are reasons to believe that a recovery could be quite fast and robust. The financial sector is well capitalized and backed in many cases by foreign ownership. Sovereign debt rates have come down to their lowest levels all year, and domestic rates are following suit. Economic activity in Brazil and Chile is picking up, with year 2000 GDP growth forecast at 3.5% and 5%, respectively. Some economists are predicting Argentina's 2000 GDP growth at as much as 5%, although the more conservative consensus view is 2.5%-3%. We believe that these trends support our view that the country's economic cycle has bottomed and that the coming year will offer a more favorable environment for business.

Portfolio Strategy

The tender offer for YPF, which was the largest holding in the fund at 22% of net assets before the announcement of the tender in April, resulted in a substantial repositioning of the fund over the final six months of the fiscal year. We increased our holdings in financials, food and beverages, telecommunications, steel, and cement, while some of the fund's oil and gas weighting was added back with purchases of Petrobras and Petrobras Distribuidora. We also made significant additions in the banking sector, including Banco de Galicia y Buenos Aires, Banco Frances, and Banco Rio in Argentina, as well as Banco Itau in Brazil. In addition, we established positions in Empresa Nacional de Electricidad (Chile); Capex (Argentina); the cement producer Juan Minetti y Cia (Argentina); and the beverage companies Cervecerias Unidas (Chile), and Cervejaria Brahma (Brazil).

We focused our sales in some of our smaller holdings as we sought to reduce the number of companies in the portfolio and concentrate on those stocks in which we hold a higher level of conviction. We also looked to realize taxable losses in holdings in which we have a lower level of conviction, including LanChile, the Chilean airline operator; Atanor, the agrochemicals company; Mirgor, the auto parts manufacturer; Cinba, the beverage producer; and Grimoldi, the footwear maker.

We believe that the changes we implemented in the portfolio over the period will enable the fund to fully participate in the improved economic environment that we see developing in the Mercosur region in the coming year.

Outlook

Looking ahead, we are cautiously optimistic on the outlook for Argentine equities. While valuations appear expensive when compared to other markets in Latin America, this is due in part to the increasing strength of the Argentine pension fund system. This has provided underlying support to the market despite the volatility that has been a factor for most of the year. With the presidential elections behind us and President-elect De la Rua beginning to specify his economic priorities, we

[LOGO] The Argentina Fund, Inc.
Letter to Shareholders
--------------------------------------------------------------------------------


believe that the country may be entering a period of better cooperation among political parties. We feel that this change could lead to substantial progress on much-needed structural reforms. In addition, the ongoing strength of the banking sector should allow for increased expansion of credit as the long-awaited economic recovery begins to take shape. As always, a note of caution is in order as Argentina's sovereign debt levels remain particularly high, meaning that a benign global interest rate environment is necessary to ensure continued economic stability.

In summary, we remain confident that Argentina's economy will be able to turn the corner in early 2000. Regardless of external developments, however, we intend to maintain our strategy of using intensive fundamental research and a long-term view to invest in Argentina's best companies. While we urge investors to remain prepared for continued volatility, we remain confident that our strategy of investing in well-managed companies with the ability to maintain earnings growth in any environment will lead to outperformance over time.

Sincerely,

/s/Nicholas Bratt

Nicholas Bratt
Chairman of the Board
and President

[LOGO] The Argentina Fund, Inc.
Investment Summary as of October 31, 1999
--------------------------------------------------------------------------------


Historical
Information                             Total Return (%)
Life of Fund   ---------------------------------------------------------------
                  Market Value        Net Asset Value (a)         Index (b)
               -------------------   --------------------   -------------------
                           Average                Average               Average
               Cumulative   Annual   Cumulative    Annual   Cumulative   Annual
               -------------------   --------------------   -------------------
Current Quarter   11.76         --       6.81          --      11.71         --
One Year          17.19      17.19      18.26       18.26      24.43      24.43
Three Year         2.78        .92      27.06        8.31      31.14       9.46
Five Year        -11.95      -2.51      20.99        3.88      31.18       5.58
Life of Fund*     10.53       1.26      64.91        6.43      64.59       6.42

--------------------------------------------------------------------------------

Per Share Information and Returns (a)

Yearly Periods Ended October 31

A CHART IN THE FORM OF A BAR GRAPH APPEARS HERE, ILLUSTRATING THE FUND TOTAL RETURN (%) WITH THE EXACT DATA POINTS LISTED IN THE TABLE BELOW.

                       1991*    1992    1993    1994    1995    1996    1997    1998    1999
                     ------------------------------------------------------------------------

Net Asset Value...   $10.99   $ 9.35  $12.69  $14.53  $10.27  $12.70  $14.60  $13.02   $14.59
Income Dividends..   $   --   $  .06  $  .05  $  .14  $  .27  $  .33  $  .33  $  .25   $  .45
Capital Gains
Distributions.....   $   --   $   --  $  .09  $  .02  $  .46  $   --  $   --  $   --   $   --
Total Return (%)..      .09   -14.55   37.55   15.58  -24.94   26.86   17.94   -8.90    18.26

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) IFC Argentina Global Total Return Index U.S.$.

  * The Fund commenced operations on October 22, 1991. Index return begins on October 31, 1991.

Past results are not necessarily indicative of future performance of the Fund.

[LOGO] The Argentina Fund, Inc.
Portfolio Summary as of October 31, 1999
--------------------------------------------------------------------------------

Diversification

Equity Securities           93%        THE ORIGINAL DOCUMENT CONTAINS A PIE
Cash Equivalents             7%        CHART HERE REFLECTING THE INFORMATION
                           ----        TO THE LEFT.
                           100%
                           ====



--------------------------------------------------------------------------------

Sectors

     Sector breakdown of the Fund's equity securities


Financial                   23%        THE ORIGINAL DOCUMENT CONTAINS A PIE
Communications              20%        CHART HERE REFLECTING THE INFORMATION
Energy                      17%        TO THE LEFT.
Consumer Staples            16%
Metals & Minerals           10%
Utilities                    9%
Construction                 5%
                           ----
                           100%
                           ====

--------------------------------------------------------------------------------
Ten Largest Equity Holdings (60% of Portfolio)

   1. Telecom Argentina S.A.

   2. Perez Companc S.A.

   3. Banco de Galicia y Buenos Aires

   4. Telefonica de Argentina S.A.

   5. Petroleo Brasileiro S.A.

   6. Banco Frances del Rio de la Plata

   7. Inversiones y Representaciones S.A.

   8. Dalmine Siderca

   9. Siderar SAIC

  10. Massalin Particulares S.A.

[LOGO] The Argentina Fund, Inc.
Investment Portfolio as of October 31, 1999
--------------------------------------------------------------------------------

                                                                                                          Principal     Market
                                                                                                          Amount ($)    Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Repurchase  Agreement with Donaldson,  Lufkin and Jenrette dated 10/29/1999,  at
  5.2%,  to  be  repurchased  at $5,670,456 on 11/1/1999, collateralized by a $5,674,000
  U.S. Treasury Inflationary Index Note, 3.625%, 1/15/2008 (Cost $5,668,000) ..........................    5,668,000    5,668,000
                                                                                                                       ----------
----------------------------------------------------------------------------------------------------------------------------------

Short Term Notes 2.9%

Federal Home Loan Mortgage Corp., 5.234%**, 11/1/1999 (Cost $4,000,000) ...............................    4,000,000    4,000,000
                                                                                                                       ----------
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                            Shares
                                                                                                            ------

Preferred Stocks 1.4%

Communications

Telephone/Communications
Nortel Inversora "A" (ADR) (b) ........................................................................       46,837      587,275
Nortel Inversora "B" (ADR) ............................................................................       88,685    1,341,361
                                                                                                                       ----------

Total Preferred Stocks (Cost $1,635,371) ..............................................................                 1,928,636
                                                                                                                       ----------

----------------------------------------------------------------------------------------------------------------------------------

Common Stocks 91.5%

Consumer Staples 14.5%

Alcohol & Tobacco 13.9%
Companhia Cervecerias Unidas S.A. (ADR) (d) ...........................................................      161,300    3,518,356
Companhia Cervejaria Brahma (pfd.) (ADR) (c) ..........................................................      257,500    3,218,750
Massalin Particulares S.A .............................................................................      574,972    5,177,129
Nobleza Piccardo S.A ..................................................................................      950,919    1,807,578
Quilmes Industrial S.A ................................................................................      569,250    4,625,156
Quilmes Industrial S.A. (ADR) .........................................................................       20,000      208,750
Vina Concha y Toro S.A. (ADR) (d) .....................................................................       10,000      345,000
                                                                                                                       ----------
                                                                                                                       18,900,719
                                                                                                                       ----------
Food & Beverage 0.6%
Cresud S.A. Comercial .................................................................................      400,217      412,413
Molinos Rio de la Plata "B" ...........................................................................       79,675      163,409
Quimica Estrella "B"* (b) .............................................................................      227,160      181,812
                                                                                                                       ----------
                                                                                                                          757,634
                                                                                                                       ----------

The accompanying notes are in integral part of the financial statements.

[LOGO] The Argentina Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------
                                                             Market
                                                Shares      Value ($)
--------------------------------------------------------------------------------
Communications 17.6%

Telephone/Communications
Telecom Argentina S.A. "B" (ADR) ........       526,232    14,471,380
Telefonica de Argentina S.A. "B" ........     2,698,000     6,910,059
Telefonica de Argentina S.A. "B" (ADR) ..       100,000     2,562,500
                                                          -----------
                                                           23,943,939
                                                          -----------

Financial 21.0%

Banks 16.1%
Banco de Galicia y Buenos Aires "B" .....     1,815,072     9,587,991
Banco Frances del Rio de la Plata .......       887,382     6,445,358
Banco Itau S.A. (pfd.) (c) ..............    68,600,000     3,944,148
Banco Rio de la Plata S.A. (ADR) ........       143,200     1,843,700
                                                          -----------
                                                           21,821,197
                                                          -----------

Other Financial Companies 0.6%
BI S.A. "A" (b) .........................     1,000,000       750,000
                                                          -----------
Real Estate 4.3%
Inversiones y Representaciones S.A. (GDR)       195,647     5,906,094
                                                          -----------

Energy 15.4%

Oil & Gas Production
Perez Companc S.A. "B" ..................     1,762,872    10,617,373
Petrobras Distribuidora S.A. (pfd.) (c) .   165,600,000     1,502,982
Petroleo Brasileiro S.A. (pfd.) (c) .....    55,000,000     8,766,684
                                                          -----------
                                                           20,887,039
                                                          -----------

Metals & Minerals 9.2%

Steel & Metals
Acindar .................................       530,000       848,390
Dalmine Siderca .........................     2,920,505     5,580,732
Gerdau S.A. (c) .........................    26,400,000       478,398
Siderar SAIC "A" ........................     1,460,361     5,493,484
                                                          -----------
                                                           12,401,004
                                                          -----------

Construction 5.0%

Building Materials
Juan Minetti y Cia "B" ..................       827,239     2,242,849
Loma Negra Cia. S.A. (b) ................       150,624     4,518,720
                                                          -----------
                                                            6,761,569
                                                          -----------

The accompanying notes are in integral part of the financial statements.

[LOGO] The Argentina Fund, Inc.
Investment Portfolio

-------------------------------------------------------------------------------------
                                                                             Market
                                                                  Shares    Value ($)
-------------------------------------------------------------------------------------
Utilities 8.8%

Electric Utilities 2.8%
Capex S.A. "A"* ...........................................       560,224   2,241,927
Empresa Nacional de Electricidad (ADR) (d) ................       124,849   1,591,825
                                                                          -----------
                                                                            3,833,752
                                                                          -----------
Natural Gas Distribution 6.0%
Gas Natural Ban S.A. "B" ..................................       615,184   1,144,769
MetroGas S.A. "B" (ADR) ...................................       377,475   3,633,197
Transportadora de Gas del Sur "B" .........................     1,956,215   3,327,096
                                                                          -----------
                                                                            8,105,062
                                                                          -----------
Total Common Stocks (Cost $108,145,996) ...................               124,068,009
                                                                          -----------
-------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $119,449,367) (a)              135,664,645
                                                                          ===========
-------------------------------------------------------------------------------------

    * Non-income producing security.

   ** Annualized yield at time of purchase, not a coupon rate.

  (a) The cost for federal income tax purposes was $119,649,090. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $16,015,555. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $22,223,611, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,208,056.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $6,037,807 (4.46% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1999 aggregated $6,092,375. These securities may also have certain restrictions as to resale.

  (c) Investments in Brazilian companies aggregating $17,910,962 (13.23% of net assets).

  (d) Investments in Chilean companies aggregating $5,455,181 (4.03% of net assets).

    The accompanying notes are in integral part of the financial statements.

[LOGO]  The Argentina Fund, Inc.
Financial Statements

------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
October 31, 1999
------------------------------------------------------------------------------------------
ASSETS

Investments, at market (identified cost $119,449,367) ....................   $ 135,664,645
Cash .....................................................................           1,442
Dividends and interest receivable ........................................          16,439
                                                                             -------------
Total assets                                                                   135,682,526
                                                                             -------------
LIABILITIES

Accrued management fee ...................................................         111,963
Other payables and accrued expenses ......................................         156,590
                                                                             -------------
Total liabilities ........................................................         268,553
                                                                             -------------
Net assets, at market value ..............................................   $ 135,413,973
                                                                             =============
NET ASSETS

Net assets consist of:
Undistributed net investment income ......................................       1,676,843
Net unrealized appreciation depreciation) from:
    Investments ..........................................................      16,215,278
    Foreign currency related transactions ................................            (788)
Accumulated net realized gain (loss) .....................................       3,371,099
Paid-in capital ..........................................................     114,151,541
                                                                             -------------
Net assets, at market value ..............................................   $ 135,413,973
                                                                             =============
Net asset value per share ($135,413,973 / 9,284,370 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares
    authorized) ..........................................................          $14.59
                                                                             =============

    The accompanying notes are in integral part of the financial statements.

[LOGO]  The Argentina Fund, Inc.
Financial Statements

-----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Statement of Operations
Year Ended October 31, 1999
----------------------------------------------------------------------------------------------------------------------------
Investment Income
Income:
Dividends (net of foreign taxes withheld of $35,313) ..........................   $  4,929,039
Interest ......................................................................        439,869
                                                                                  ------------
                                                                                     5,368,908
                                                                                  ------------
Expenses:
Management fee ................................................................      1,279,618
Custodian and accounting fees .................................................        273,168
Directors' fees and expenses ..................................................         66,544
Reports to shareholders .......................................................         50,821
Auditing ......................................................................         75,261
Services to shareholders ......................................................         33,059
Legal .........................................................................         20,567
Other .........................................................................         15,558
                                                                                  ------------
                                                                                     1,814,596
                                                                                  ------------
Net investment income .........................................................      3,554,312
                                                                                  ------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ...................................................................      5,421,969
Foreign currency related transactions (including CPMF tax of $17,776) .........        (59,421)
                                                                                  ------------
                                                                                     5,362,548
                                                                                  ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ...................................................................      9,823,270
Foreign currency related transactions .........................................           (452)
                                                                                  ------------
                                                                                     9,822,818
                                                                                  ------------
Net gain (loss) on investment transactions ....................................     15,185,366
                                                                                  ------------
Net increase (decrease) in net assets resulting from operations ...............   $ 18,739,678
                                                                                  ============

    The accompanying notes are in integral part of the financial statements.

[LOGO]  The Argentina Fund, Inc.
Financial Statements

----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------
                                                                             Years Ended October 31,
Increase (Decrease) in Net Assets                                            1999             1998
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ...............................................   $   3,554,312    $   3,656,073
Net realized gain (loss) from investment transactions ...............       5,362,548       (2,022,234)
Net unrealized appreciation (depreciation) on investment transactions
    during the period ...............................................       9,822,818      (13,962,864)
                                                                        -------------    -------------
Net increase (decrease) in net assets resulting from operations .....      18,739,678      (12,329,025)
                                                                        -------------    -------------
Distributions to shareholders from net investment income ............      (4,172,863)      (2,316,679)
                                                                        -------------    -------------
Net asset value of shares issued to shareholders in reinvestment
    of distributions ................................................          92,168           73,374
                                                                        -------------    -------------
Increase (decrease) in net assets ...................................      14,658,983      (14,572,330)
Net assets at beginning of period ...................................     120,754,990      135,327,320
                                                                        -------------    -------------
Net assets at end of period (including undistributed net investment
    income of $1,676,843 and $2,354,816, respectively) ..............   $ 135,413,973    $ 120,754,990
                                                                        =============    =============
Other Information
Increase (decrease) in Fund Shares
Shares outstanding at beginning of period ...........................       9,273,029        9,266,717
Shares issued to shareholders in reinvestment of distributions ......          11,341            6,312
                                                                        -------------    -------------
Shares outstanding at end of period .................................       9,284,370        9,273,029
                                                                        =============    =============

    The accompanying notes are in integral part of the financial statements.

[LOGO]  The Argentina Fund, Inc.
Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------

                                                                                Years Ended October 31,
                                                              -----------------------------------------------------
                                                              1999       1998        1997        1996       1995
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .....................      $13.02     $14.60     $12.70     $10.27    $14.53
                                                               -------    -------    -------    -------    ------
Income (loss) from investment operations:
  Net investment income (a) ..............................         .38        .39        .30        .26       .31
  Net realized and unrealized gain (loss)
   on investment transactions ............................        1.64      (1.72)      1.93       2.50     (3.84)
                                                               -------    -------    -------    -------    ------
Total from investment operations .........................        2.02      (1.33)      2.23       2.76     (3.53)
                                                               -------    -------    -------    -------    ------
Less distributions from:
  Net investment income ..................................        (.45)      (.25)      (.33)      (.33)     (.27)
  Net realized gains on investment
   transactions ..........................................          --         --         --         --      (.46)
                                                               -------    -------    -------    -------    ------
Total distributions ......................................        (.45)      (.25)      (.33)      (.33)     (.73)
                                                               -------    -------    -------    -------    ------
Net asset value, end of period ...........................      $14.59     $13.02     $14.60     $12.70    $10.27
                                                               =======    =======    =======    =======    ======
Market value, end of period ..............................      $10.69     $ 9.63     $12.31     $11.50    $10.13
                                                               =======    =======    =======    =======    ======
Total Return
Per share market value (%) ...............................       17.19     (20.15)      9.84      16.52    (26.48)
Per share net asset value (%) (b) ........................       18.26      (8.90)     17.94      26.86    (24.94)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................         135        121        135        118        95
Ratio of operating expenses to average
  net assets (%) .........................................        1.47       1.48       1.71       1.90      1.98
Ratio of net investment income to
  average net assets (%) .................................        2.88       2.75       1.96       2.11      2.71
Portfolio turnover rate (%) ..............................        40.9       14.1       32.0       19.0      25.0

(a)  Based on monthly average shares outstanding during the period

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

[LOGO]  The Argentina Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies
   -------------------------------
The Argentina Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities. At October 31, 1999, the exchange rates were U.S. $ 1 to .9998 Argentine peso and U.S. $1 to 1.9490 Brazilian real.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities,

[LOGO]  The Argentina Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its income to its shareholders. Accordingly, the Fund paid no U.S. federal income taxes and no federal income tax provision was required. Under Argentine tax laws, the Fund is not subject to withholding taxes on dividends.

The Fund is subject to a .38% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. This tax has been reported as part of the net realized gain (loss) from foreign currency related transactions.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities
   ---------------------------------

During the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $47,064,034 and $48,231,397, respectively.

C. Related Parties
   ---------------

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold, or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the agreement. The management fee payable under the agreement is equal to an annual rate of 1.04% of the Fund's average weekly

[LOGO]  The Argentina Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

net assets and payable monthly. For the year ended October 31, 1999, the fee pursuant to the Agreement amounted to $1,279,618.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SFAC aggregated $89,248, of which $16,032 is unpaid at October 31, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the year ended October 31, 1999 the amount charged to the Fund by SSC aggregated $14,482, of which $1,250 is unpaid at October 31, 1999.

The Fund pays each Director not affiliated with the Manager an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, Directors' fees and expenses aggregated $66,544.

D. Investing in Emerging Markets
   -----------------------------

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United Sates.

E. Line of Credit
   --------------

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

[LOGO] The Argentina Fund, Inc.
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and the Shareholders of The Argentina Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Argentina Fund, Inc. (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 10, 1999

[LOGO] The Argentina Fund, Inc.
Tax Information
--------------------------------------------------------------------------------

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $3,928,000 as capital gains dividends for its year ended October 31, 1999, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $35,313 and earned $3,250,280 of foreign source income during the year ended October 31, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.004 per share as foreign taxes paid and $0.35 per share as income earned from foreign sources for the year ended October 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

[LOGO]  The Argentina Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

The Plan

     The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

     Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

     If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

     If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or

[LOGO]  The Argentina Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

     The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

     With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

     Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

     The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

     A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

     If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Argentina Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

[LOGO] The Argentina Fund, Inc.
Investment Manager
--------------------------------------------------------------------------------

     The investment manager of The Argentina Fund, Inc., is Scudder Kemper Investments Inc. ("the Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in London, Switzerland, and Tokyo.

     The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

     The Manager also manages the assets of four other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc.

[LOGO] The Argentina Fund, Inc.
Directors and Officers
--------------------------------------------------------------------------------

NICHOLAS BRATT*
Chairman of the Board, President, and Director

JAVIER A. GONZALEZ FRAGA
Director

KENNETH C. FROEWISS
Director

Ronaldo A. da Frota Nogueira
Director

DR. SUSAN KAUFMAN PURCELL
Director

JOSE E. ROHM
Honorary Director

JUDITH A. HANNAWAY*
Vice President

ANN M. MCCREARY*
Vice President

PAUL H. ROGERS*
Vice President

JOHN MILLETTE*
Vice President and Secretary

BRUCE H. GOLDFARB*
Vice President and Assistant Secretary

PAUL J. ELMLINGER*
Vice President and Assistant Secretary

KATHRYN L. QUIRK*
Vice President and Assistant Secretary

JOHN R. HEBBLE*
Treasurer

CAROLINE PEARSON*
Assistant Secretary


* Scudder Kemper Investments, Inc.